Filed pursuant to Rule 497(e)


Prospectus

                    23,118,185 RIGHTS FOR 5,779,547 SHARES

                                  THE GABELLI        [LOGO]
                                 UTILITY TRUST
                                 COMMON SHARES


         The Gabelli Utility Trust (the "Fund") is issuing transferable rights ("Rights") to its shareholders of common shares of beneficial interest, par value $.001 per share (the "Common Shares"). These Rights will allow you to subscribe for new Common Shares of the Fund. For every four Rights that you receive, you may buy one new Common Share of the Fund plus, in certain circumstances and only if you are a shareholder on the record date for the rights offering, additional Common Shares pursuant to an over-subscription privilege. You will receive one Right for each outstanding Common Share of the Fund you own on October 20, 2004 (the "Record Date") rounded up to the nearest number of Rights evenly divisible by four. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of four.

         The Rights are transferable and will be admitted for trading on the New York Stock Exchange ("NYSE") under the symbol "GUT RT." The Common Shares are presently listed on the NYSE under the symbol "GUT." The new Common Shares issued in this Rights offering (the "Offer") will also be listed under the symbol "GUT." On October 15, 2004 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $6.77 and the last reported sales price per Common Share on the NYSE was $9.98. The purchase price per Common Share (the "Subscription Price") will be $7.00. The Offer will expire at 5:00 p.m., New York Time, on November 23, 2004, unless the Offer is extended as described in this Prospectus (the "Expiration Date"). RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.

         The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objectives are long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or profits of such company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water or (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's investment objectives will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING COMMON SHARES OF THE FUND, SEE "RISKS " ON PAGE 24 OF THIS PROSPECTUS. The address of the Fund is One Corporate Center, Rye, New York 10580-1422 and its telephone number is (914) 921-5070.

         This Prospectus sets forth certain information about the Fund an investor should know before investing. Accordingly, this Prospectus should be retained for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY IN CANADA. THIS OFFERING WILL NOT BE MADE IN ANY PROVINCE OF CANADA WHERE IT IS NOT PERMITTED BY LAW.

                              SUBSCRIPTION                        PROCEEDS
                                  PRICE          SALES LOAD       TO FUND(1)
                              ------------------------------------------------

Per Common Share...........       $7.00             None            $7.00
Total......................    $52,500,000          None         $52,500,000(2)

(1)  Before deduction of expenses incurred by the Fund, estimated at $475,000.

(2) 1,720,453 shares representing $12,043,171 of the proceeds can only be issued if the Common Shares on the Expiration Date are trading at or above their per share net asset value. In the event the Common Shares on the Expiration Date are not trading at or above their per share net asset value, then the maximum proceeds to the Fund will be $40,456,829.


         SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES DEPENDING UPON WHETHER THE FUND'S NET ASSET VALUE PER SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. The Fund cannot state precisely the extent of any dilution or accretion at this time because the Fund does not know what the net asset value per Common Share will be when the Offer expires or what proportion of the Rights will be exercised. The Investment Adviser's parent company, Gabelli Asset Management Inc. and its affiliates ("Affiliated Parties") may purchase shares through the primary subscription and the over-subscription privilege and Mr. Mario J. Gabelli, who may be deemed to control the Fund's investment adviser, or his affiliated entities may also purchase additional shares through the primary subscription and over-subscription privilege on the same terms as other shareholders.

         This Prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference.

         A Statement of Additional Information dated October 20, 2004 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 41 of this Prospectus, may be obtained without charge by contacting the Fund at (800) GABELLI, (800) 422-3554 or (914) 921-5070. The SAI will be sent within two Business Days (defined below) of receipt of a request. Investors may also obtain the Statement of Additional Information, material incorporated by reference, and other information about the Fund from the SEC's website (www.sec.gov). Shareholder inquiries should be directed to the Subscription Agent, EquiServe, at (800) 336-6983 or (781) 575-3100.

                               October 20, 2004

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.


                               TABLE OF CONTENTS

                                                                            PAGE

PROSPECTUS SUMMARY............................................................1
TABLE OF FEES AND EXPENSES....................................................8
FINANCIAL HIGHLIGHTS..........................................................9
THE OFFER....................................................................11
USE OF PROCEEDS..............................................................19
INVESTMENT OBJECTIVES AND POLICIES...........................................19
RISKS........................................................................22
MANAGEMENT OF THE FUND.......................................................27
DIVIDENDS AND DISTRIBUTIONS..................................................30
TAXATION.....................................................................30
CAPITALIZATION...............................................................32
ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS.............36
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR...........37
LEGAL MATTERS................................................................37
EXPERTS......................................................................37
FURTHER INFORMATION..........................................................37

                              PROSPECTUS SUMMARY

         This summary highlights selected information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors which can be found on page 24, under the heading "Risks."

PURPOSE OF THE OFFER

         The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the opportunity to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission or charge. The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating shareholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.

         The Board of Trustees believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board of Trustees also believes that a larger number of outstanding shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.

IMPORTANT TERMS OF THE OFFER

Total number of shares available for primary subscription..............5,779,547
Number of Rights you will receive
     for each outstanding share you
     own on the Record Dat........................One Right for every one share*
Number of shares you may purchase
     with your Rights at the
     Subscription Price per share..............One share for every four Rights**
Subscription Price.........................................................$7.00

* The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by four.

** Holders of Rights on the Record Date will be able to acquire additional Fund shares pursuant to an over-subscription privilege in certain circumstances.


                  Shareholder inquiries should be directed to:
                                   EquiServe
                        (800) 336-6983 or (781) 575-3100
                                   or Gabelli
                         (800) GABELLI, (800) 422-3554

OVER-SUBSCRIPTION PRIVILEGE

         Shareholders on the Record Date ("Record Date Shareholders") who fully exercise all Rights initially issued to them are entitled to buy those Fund shares, referred to as "primary over-subscription shares," that were not purchased by other Rights holders. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer - Over-Subscription Privilege." RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.

         In addition, in the event that the Fund's per share net asset value on the Expiration Date is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue up to 1,720,453 additional Common Shares, referred to as "secondary over-subscription shares," to satisfy over-subscription requests in excess of the new Fund shares available for primary subscription. The Fund, in its sole discretion, would also be able to issue additional Common Shares in an amount of up to 20% of the sum of shares issued pursuant to the primary subscription and secondary over-subscription. Any such new Common Shares will be allocated and issued in conjunction with the secondary over-subscription shares to Record Date Shareholders who are eligible to receive secondary over-subscription shares. Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the over-subscription privilege.

         Fund shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

METHOD FOR EXERCISING RIGHTS

         Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

         (2) Contact your broker, banker or trust company, which can arrange, on your behalf to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate by the close of business on the third Business Day after the Expiration Date pursuant to a notice of guaranteed delivery. A fee may be charged for this service by your broker, bank or trust company. The notice of guaranteed delivery must be received by the Expiration Date.

         Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares."

SALE OF RIGHTS

         The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before November 22, 2004, one Business Day prior to the Expiration Date, due to normal settlement procedures. Rights that are sold will not confer any right to acquire any Common Shares in the primary or secondary over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the primary or secondary over-subscription. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) when a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Share (defined herein) or (ii) attributable to shareholders whose record addresses are outside the United States and Canada or who have an APO or FPO address as described below under "Restrictions on Foreign Shareholders" and under "Foreign Restrictions" in the prospectus. Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the

Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.

          Shareholders are urged to obtain a recent trading price for the Rights on the New York Stock Exchange from their
            broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold Common Shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

OFFERING FEES AND EXPENSES

         Offering expenses incurred by the Fund are estimated to be $475,000.

RESTRICTIONS ON FOREIGN SHAREHOLDERS

         Subscription Certificates will only be mailed to shareholders whose record addresses are within the United States and Canada (other than an APO or FPO address). Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. This offering will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

USE OF PROCEEDS

         The proceeds of the Offer, assuming all Primary Subscription Shares offered hereby are sold, are estimated to be approximately $40,456,829, before deducting expenses payable by the Fund estimated at approximately $475,000. The proceeds of the Offer assuming all Secondary Over-Subscription Shares are sold in addition to all Primary Subscription Shares, are estimated to be approximately $52,500,000, before deducting expenses payable by the Fund estimated to be $475,000. The proceeds of the Offering assuming all Secondary Over-Subscription Shares and all additional Common Shares are sold in addition to all Primary Subscription Shares are estimated to be $63,000,000 before deducting expenses payable by the Fund expected to be $475,000. The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Investment Adviser's investment style or changes in market conditions may cause the investment period to extend as long as six months.

IMPORTANT DATES TO REMEMBER

         Please note that the dates in the table below may change if the Offer is extended.


EVENT                                                                     DATE
-----                                                                     -----
Record Date........................................................................ October 20, 2004
Subscription Period.................................... October.20,.2004 through November 23, 2004**
Expiration of the Offer*........................................................ November 23, 2004**
Payment for Guarantees of Delivery Due*......................................... November 29, 2004**
Confirmation to Participants..................................................... December 3, 2004**

* A shareholder exercising Rights must deliver by 5:00 New York time on November 23, 2004 either (a) a Subscription Certificate and payment for Shares or (b) a notice of guaranteed delivery.

**    Unless the offer is extended to a date no later than December 8, 2004.



INFORMATION REGARDING THE FUND

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999. The Fund's primary investment objectives are long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing (i) products, services or equipment for the generation or distribution of electricity, gas and water or (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding Common Shares are listed and traded on the New York Stock Exchange (the "NYSE"). The average weekly trading volume of the Fund's Common Shares on the NYSE during the period from January 1, 2003 through December 31, 2003 was 283,478 shares. The Fund has outstanding 1,184,200 shares of 5.625% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the "Series A Preferred Shares") and 1,000 shares of Series B Auction Market Preferred Shares, liquidation preference $25,000 per share (the "Series B Preferred Shares"). As of September 30, 2004, the total assets of the Fund were approximately $210,519,269.

INFORMATION REGARDING THE INVESTMENT ADVISER

         The Investment Adviser has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. The Investment Adviser and its affiliates have been engaged in the business of providing investment advisory and portfolio management services for over 25 years and as of June 30, 2004, managed total assets of approximately $28.2 billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets (which for this purpose includes the liquidation preference of the Fund's outstanding preferred shares). The Investment Adviser's fee is subject to a voluntary fee waiver under certain circumstances. See "Management of the Fund -- Investment Adviser." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, three Trustees who are "interested persons" of the Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer -- Purpose of the Offer."

RISKS

         The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.



Dilution............................       Shareholders who do not exercise their Rights may, at the
                                           completion of the Offer, own a smaller proportional
                                           interest in the Fund than if they exercise their Rights.
                                           As a result of the Offer you may experience dilution in
                                           net asset value per share if the Subscription Price per
                                           share is below the net asset value per share on the
                                           Expiration Date. If the Subscription Price per share is
                                           below the Fund's net asset value per share on the
                                           Expiration Date, you will experience an immediate
                                           dilution of the aggregate net asset value of your shares
                                           if you do not participate in the Offer and you will
                                           experience a reduction in the net asset value per share
                                           of your shares whether or not you participate in the
                                           Offer. The Fund cannot state precisely the extent of this
                                           dilution (if any) if you do not exercise your Rights
                                           because the Fund does not know what the net asset value
                                           per share will be when the Offer expires or what
                                           proportion of the Rights will be exercised. Assuming, for
                                           example that all Rights are exercised, the Subscription
                                           Price per share is $7.00 and the Fund's net asset value per share at the expiration of the Offer increases to $7.50,
                                           the Fund's net asset value per share (after payment of
                                           estimated offering expenses) would be reduced by
                                           approximately $0.14 (1.90%) per share. See
                                           "Risks--Dilution." If you do not wish to exercise your
                                           Rights, you should consider selling them as set forth in
                                           this Prospectus. The Fund cannot give any assurance,
                                           however, that a market for the Rights will develop or
                                           that the Rights will have any marketable value.

Leveraging..........................       As provided in the 1940 Act and subject to certain
                                           exceptions, the Fund may issue debt or preferred shares
                                           (such as the outstanding Series A Preferred Shares and
                                           Series B Preferred Shares) so long as the Fund's total
                                           assets immediately after such issuance, less certain
                                           ordinary course liabilities, exceed 300% of the amount of
                                           the debt outstanding and exceed 200% of the sum of the
                                           amount of preferred shares and debt outstanding. Such
                                           debt or preferred shares may be convertible in accordance
                                           with SEC staff guidelines which may permit the Fund to
                                           obtain leverage at more attractive rates. Use of leverage
                                           may magnify the impact on the holders of Common Shares of
                                           changes in net asset value and the cost of leverage may
                                           exceed the return on the securities acquired with the
                                           proceeds of leverage, thereby diminishing rather than
                                           enhancing the return to such shareholders and generally
                                           making the Fund's total return to such shareholders more
                                           volatile. In addition, the Fund may be required to sell
                                           investments in order to meet dividend or interest
                                           payments on the debt or preferred shares when it may be
                                           disadvantageous to do so. Leveraging through the issuance
                                           of preferred shares requires that the holders of the
                                           preferred shares have class voting rights on various
                                           matters that could make it more difficult for the holders
                                           of the Common Shares to change the investment objectives
                                           or fundamental policies of the Fund, to convert it to an
                                           open-end fund or make certain other changes. See "Risks."

Market Loss.........................       Shares of closed-end funds often trade at a market price
                                           that is less than the value of the net assets
                                           attributable to those shares, although for most of the
                                           Fund's life its shares have traded at a premium over net
                                           asset value per share. The possibility that shares of the
                                           Fund will trade at a discount from net asset value or at
                                           premiums that are unsustainable over the long term are
                                           risks separate and distinct from the risk that the Fund's
                                           net asset value will decrease. The risk of purchasing
                                           shares of a closed-end fund that might trade at a
                                           discount or unsustainable premium is more pronounced for
                                           investors who wish to sell their shares in a relatively
                                           short period of time because, for those investors,
                                           realization of a gain or loss on their investments is
                                           likely to be more dependent upon the existence of a
                                           premium or discount than upon portfolio performance. See
                                           "Risks--Market Value and Net Asset Value."

Trading Premium.....................       Historically, the Fund's Common Shares have traded at a
                                           premium to their net asset value per share. As of October
                                           15, 2004, this premium was 47.42%. There is no guarantee
                                           that this premium is sustainable either during the term
                                           of the Offer or over the long term. The issuance of
                                           additional Common Shares pursuant to the Offer and the
                                           related primary over-subscription and secondary over-
                                           subscription privileges may reduce or eliminate any
                                           premium that common shareholders may have otherwise
                                           received for their Common Shares.

Share Repurchases...................       You will be free to sell your shares on the NYSE or other
                                           markets on which the shares may trade, but, because the
                                           Fund is a closed-end fund, you do not have the right to
                                           redeem your Common Shares. The Fund is authorized to
                                           repurchase its shares on the open market when the Common



                                                    5




                                           Shares are trading at a discount of 10% or more from net
                                           asset value. Such repurchases are subject to the Fund
                                           maintaining asset coverage on its preferred shares and to
                                           certain notice and other requirements. There is no
                                           assurance that any action undertaken to repurchase Common
                                           Shares will result in the shares trading at a price which
                                           approximates their net asset value. Share repurchases by
                                           the Fund would decrease the capital of the Fund and could
                                           have the effect of increasing the Fund's expense ratio.

Anti-takeover Provisions............       Certain provisions of the Fund's Declaration of Trust may
                                           be regarded as "anti-takeover" provisions. Pursuant to
                                           these provisions only one of the three classes of
                                           trustees is elected each year, and the affirmative vote
                                           of the holders of 75% of the outstanding voting shares of
                                           the Fund (together with a separate class vote by the
                                           holders of any preferred shares outstanding) is necessary
                                           to authorize amendments to the Fund's Declaration of
                                           Trust that would be necessary to convert the Fund from a
                                           closed-end to an open-end investment company. In
                                           addition, the affirmative vote of the holders of 80% of
                                           the outstanding voting shares of each class of the Fund,
                                           voting as a class, is generally required to authorize
                                           certain business transactions with the beneficial owner
                                           of more than 5% of the outstanding shares of the Fund. In
                                           addition, the holders of the preferred shares have the
                                           authority to elect two trustees at all times and would
                                           have separate class voting rights on specified matters
                                           including conversion of the Fund to open-end status and
                                           certain reorganizations of the Fund. The overall effect
                                           of these provisions is to render more difficult the
                                           accomplishment of a merger with, or the assumption of
                                           control by, a principal shareholder, or the conversion of
                                           the Fund to open-end status. These provisions may have
                                           the effect of depriving Fund shareholders of an
                                           opportunity to sell their shares at a premium above the
                                           prevailing market price. See "Anti-Takeover Provisions of
                                           the Declaration of Trust and By-laws."

Non-Diversified Status..............       As a non-diversified investment company under the 1940
                                           Act, the Fund is not limited in the proportion of its
                                           assets that may be invested in securities of a single
                                           issuer. As a result of investing a greater portion of its
                                           assets in the securities of a smaller number of issuers,
                                           the Fund may be more vulnerable to events affecting a
                                           single issuer and therefore subject to greater volatility
                                           than a fund that is more broadly diversified.
                                           Accordingly, an investment in the Fund may, under some
                                           circumstances, present greater risk to an investor than
                                           an investment in a diversified company. See
                                           "Risks-Non--Diversified Status."

Foreign Securities..................       There is no limitation on the amount of foreign
                                           securities in which the Fund may invest. Investing in
                                           securities of foreign companies and foreign governments,
                                           which generally are denominated in foreign currencies,
                                           may involve certain risk and opportunity considerations
                                           not typically associated with investing in domestic
                                           companies and could cause the Fund to be affected
                                           favorably or unfavorably by changes in currency exchange
                                           rates and revaluations of currencies. See "Investment
                                           Objectives and Policies" and "Risks."

Industry Risks......................       Under normal market conditions, the Fund will invest 80%
                                           or more of its total assets in companies in the Utility
                                           Industry and, as a result, the value of the Fund's shares
                                           will be more susceptible to factors affecting those
                                           particular types of companies, including governmental
                                           regulation, deregulation, inflationary and other cost
                                           increases in fuel and other operating expenses,
                                           technological innovations that may render existing
                                           products and equipment obsolete and increases in interest
                                           rates resulting in higher interest costs on
                                           borrowings needed for capital construction


                                                 6




                                           programs, including costs associated with compliance with
                                           environmental and other regulations. As a consequence of
                                           its concentration policy, the Fund's investments may be
                                           subject to greater risk and market fluctuation than a
                                           fund that has securities representing a broader range of
                                           alternatives. See "Investment Objectives and Policies"
                                           and "Risks--Industry Risks."

Lower Rated Securities..............       The Fund may invest up to 25% of its total assets in
                                           fixed-income securities rated in the lower rating
                                           categories of recognized statistical rating agencies,
                                           such as securities rated "CCC" or lower by S&P or "Caa"
                                           or lower by Moody's, Inc., or non-rated securities of
                                           comparable quality. These debt securities are
                                           predominantly speculative and involve major risk exposure
                                           to adverse conditions. Debt securities rated lower than
                                           "BBB" by S&P or "Baa" by Moody's are often referred to in
                                           the financial press as "junk bonds." See "Risks--Lower
                                           Rated Securities."

Key Personnel Dependence............       The Investment Adviser is dependent upon the expertise of
                                           Mr. Mario J. Gabelli in providing advisory services with
                                           respect to the Fund's investments. If the Investment
                                           Adviser were to lose the services of Mr. Gabelli, its
                                           ability to service the Fund could be adversely affected.
                                           There can be no assurance that a suitable replacement
                                           could be found for Mr. Gabelli in the event of his death,
                                           resignation, retirement or inability to act on behalf of
                                           the Investment Adviser.

Taxation............................       The Fund intends to continue to be treated and qualify as
                                           a regulated investment company, for U.S. federal income
                                           tax purposes. Such qualification requires, among other
                                           things, compliance by the Fund with certain distribution
                                           requirements. The Fund is also, however, subject to
                                           certain statutory limitations on distributions on its
                                           Common Shares if the Fund fails to satisfy the 1940 Act's
                                           asset coverage requirements which could jeopardize the
                                           Fund's ability to meet the regulated investment company
                                           distribution requirements. See "Taxation" for a more
                                           complete discussion.

                           TABLE OF FEES AND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
Voluntary Cash Purchase Plan Purchase Fees.......................... $0.75 (1)
Automatic Dividend Reinvestment and Voluntary Cash Purchase
Plan Sales Fees..................................................... $2.50 (1)

ANNUAL  OPERATING  EXPENSES (as a percentage of net assets
attributable to Common Shares)
Management Fees.....................................................  1.21% (2)
Other Expenses......................................................  0.83%
Total Annual Operating Expenses.....................................  2.04% (2)


(1) Shareholders participating in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction plus a pro-rata portion of brokerage commissions to purchase shares and $2.50 per transaction to sell shares. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

(2) The Investment Advisor is paid an investment advisory fee of 1.00% of the Fund's average weekly net assets (which for this purpose includes the liquidation preference of the Fund's outstanding preferred shares). The Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its outstanding Series A Preferred Shares and/or Series B Preferred Shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred Shares, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred Shares, the net cost of capital to the Fund with respect to the Series B Preferred Shares for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B Preferred Shares and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B Preferred Shares dividend obligations). For the fiscal year ended December 31, 2003, the Investment Advisor was not required to waive any portion of its investment advisory fee pursuant to this voluntary waiver.


EXAMPLE

         The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of expenses at levels set forth in the above table.

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (3):

      1 YEAR             3 YEARS             5 YEARS            10 YEARS
      -------            -------             -------            --------
       $21                 $64                $110                $237


         The foregoing example is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

(3)      Amounts are exclusive of fees discussed in Note (1) above.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a Common Share outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2003, December 31, 2002, December 31, 2001, December 31, 2000 and the period ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.


                             SELECTED DATA FOR A UTILITY TRUST SHARE OF BENEFICIAL INTEREST
                                           OUTSTANDING THROUGHOUT EACH PERIOD

                                    Six Months
                                    Ended June      Year Ended     Year Ended     Year Ended     Year Ended     Period Ended
                                     30, 2004       December 31,   December 31,   December 31,   December 31,    December 31,
                                    (unaudited)        2003           2002           2001           2000          1999(a)
                                    ------------    ------------   ------------   ------------   ------------   --------------

OPERATING PERFORMANCE:

   Net asset value, beginning of
   period............................ $   6.83       $   6.27       $    7.32      $    8.21      $    7.62       $   7.50
                                      ----------     ---------      ----------     ---------      ---------       --------
   Net investment income.............     0.06           0.10            0.11           0.12           0.15           0.08
   Net realized and unrealized
   gain(loss) on investments.........     0.18           1.17           (0.62)         (0.32)          1.44           0.19
                                      ----------     ---------      ----------     ---------      ---------       --------
   Total from investment operations       0.24           1.27           (0.51)         (0.20)          1.59           0.27
                                      ----------     ---------      ----------     ---------      ---------       --------

DISTRIBUTIONS TO PREFERRED STOCK
SHAREHOLDERS:

   Net investment income.............    (0.04)         (0.01)           --             --             --              --
   Net realized gain on investments..      --           (0.04)           --             --             --              --
                                      ----------     ---------      ----------     ---------      ---------       --------
   Total distributions to
   preferred stock shareholders......    (0.04)         (0.05)           --             --             --             --
                                      ----------     ---------      ----------     ---------      ---------       --------

NET INCREASE (DECREASE) IN NET
ASSETS ATTRIBUTABLE TO COMMON
STOCK SHAREHOLDERS RESULTING
FROM OPERATIONS:                          0.20           1.22           (0.51)         (0.20)          1.59           0.27
                                      ----------     ---------      ----------     ---------      ---------       --------

DISTRIBUTIONS TO COMMON STOCK
SHAREHOLDERS:

   Net investment income............     (0.02)         (0.09)          (0.11)         (0.21)         (0.06)         (0.08)
   Net realized gain on investments.       --           (0.22)          (0.36)         (0.49)         (0.94)         (0.07)
   Return of capital................     (0.34)*        (0.41)          (0.25)           --             --             --
                                      ----------     ---------      ----------     ---------      ---------       --------
   Total distributions to common
   stock shareholders..............      (0.36)         (0.72)          (0.72)         (0.70)         (1.00)         (0.15)
                                      ----------     ---------      ----------     ---------      ---------       --------

CAPITAL SHARE TRANSACTIONS:
   Increase in net asset value
   from common stock share
   transactions...................        0.01           0.03            0.03           0.01           --             --
   Increase in net asset value
   from shares issued in rights
   offering.......................         --            0.12            0.15           --             --             --
   Offering costs for preferred
   shares charged to paid-in
   capital.......................          --           (0.09)            --            --             --             --
                                      ----------     ---------      ----------     ---------      ---------       --------
Total capital share transactions          0.01           0.06            0.18           0.01           --             --
                                      ----------     ---------      ----------     ---------      ---------       --------

NET ASSET VALUE ATTRIBUTABLE TO
COMMON STOCK SHAREHOLDERS, END
OF PERIOD:                            $   6.68       $   6.83       $    6.27      $    7.32      $    8.21       $   7.62
                                      ----------     ---------      ----------     ---------      ---------       --------
   Market value, end of period.....   $   9.22       $   9.60       $    8.72      $    9.33      $    8.75       $   7.63
                                      ----------     ---------      ----------     ---------      ---------       --------
   Net asset value total return +..       3.14%         18.60%          (6.79%)        (3.15%)        22.01%          3.62%
                                      ----------     ---------      ----------     ---------      ---------       --------
   Total Investment Return ++......       0.04%         19.86%           1.70%         15.82%         29.95%          3.70%
                                      ----------     ---------      ----------     ---------      ---------       --------


                                    Six Months
                                    Ended June      Year Ended     Year Ended     Year Ended     Year Ended     Period Ended
                                     30, 2004       December 31,   December 31,   December 31,   December 31,    December 31,
                                    (unaudited)        2003           2002           2001           2000          1999(a)
                                    ------------    ------------   ------------   ------------   ------------   --------------

RATIOS TO AVERAGE NET
ASSETS AND SUPPLEMENTAL
DATA:

   Net assets including
     liquidation value of
     preferred shares, end of
     period (in 000's)............    $ 208,663      $ 211,507      $  95,111      $  82,197      $  90,669       $  83,330
   Net assets attributable to
     common shares, end of
     period (in 000's)............    $ 154,031      $ 156,507      $  95,111      $  82,197      $  90,669       $  83,330
   Ratio of net investment income
     to average net assets
     attributable to common
     shares (c)...................        1.87%(b)       1.52%           1.65%          1.57%          1.88%          2.27%(b)
   Ratio of operating expenses to
     average net assets
     attributable to common
     shares (c) (d).............          1.77%(b)       2.04%           1.93%          2.00%          1.95%          1.85%(b)
   Ratio of operating expenses
     to average total net assets
     including liquidation value
     of preferred shares (d)......        1.30%(b        1.68%            --             --             --             --
   Portfolio turnover rate........           8%            28%             29%            41%            92%            37%

PREFERRED STOCK:
   5.625% CUMULATIVE PREFERRED
   STOCK

   Liquidation value, end of
   period (in 000's).............     $  29,618      $  30,000            --             --             --             --
   Total shares outstanding (in
   000's)........................         1,185          1,200            --             --             --             --
   Liquidation preference per
   share.........................     $   25.00      $   25.00      $  25.00             --             --             --
   Average market value (e)........   $   24.64      $   25.12            --             --             --             --
   Asset coverage per share........   $   95.50      $   96.14            --             --             --             --

   AUCTION RATE CUMULATIVE
   PREFERRED STOCK

   Liquidation value, end of
   period (in 000's)..............    $ 25,000       $ 25,000             --             --             --             --
   Total shares outstanding (in
   000's)........................            1              1             --             --             --             --
   Liquidation preference per
   share.........................     $ 25,000       $ 25,000             --             --             --             --
   Average market value (e)......     $ 25,000       $ 25,000             --             --             --             --
   Asset coverage per share......     $ 95,504       $ 96,140             --             --             --             --
   ASSET COVERAGE (f)............         382%           385%             --             --             --             --

+        Based on net asset value per share, adjusted for reinvestment of distribution, including the effect of shares issued pursuant to the rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.

++       Based on market value per share, adjusted for reinvestment of distributions including the effects of shares issued pursuant to rights offering, assuming full subscription by shareholders. Total return for the period of less than one year is not annualized.

(a)      The Gabelli Utility Trust commenced investment operations on July 9, 1999.

(b)      Annualized.

(c)      During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.

(d)      The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2004 and the years ended
         December 31, 2003, 2002, 2001 and 2000, the ratio of operating expenses to average net assets attributable to common stock would be 1.77%, 2.04%, 1.93%, 2.00% and 1.93%, respectively, and the ratios of operating expenses to average total net assets including liquidation value of preferred shares would be 1.30% and 1.68%.

(e)      Based on weekly prices.

(f)      Asset coverage calculated by combining all series of preferred stock.

*        Based on current earnings and subject to change and recharacterization at fiscal year end.


                                   THE OFFER

TERMS OF THE OFFER

         The Fund is issuing to Record Date Shareholders Rights to subscribe for additional Common Shares. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Right entitles the holder to acquire at the Subscription Price one Share for each four Rights held rounded up to the nearest number of Rights evenly divisible by four. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of four. In the case of Common Shares held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by four) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on November 12, 2004 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on October 20, 2004, and ends at 5:00 p.m., New York time, on November 23, 2004 (the "Subscription Period"), unless extended by the Fund to a date not later than December 8, 2004, 5:00 p.m., New York time. See "Expiration of the Offer." The Right to acquire one additional Share for each four Rights held during the Subscription Period at the Subscription Price will be referred to in the remainder of this Prospectus as the "Primary Subscription."

         In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for Common Shares available for Primary Subscription (the "Primary Subscription Shares") that were not subscribed for by other Rights holders on Primary Subscription. In addition, in the event that the Common Shares on the Expiration Date are trading at or above its per share net asset value, the Fund may, in its sole discretion, issue up to an additional 1,720,453 shares (the "Secondary Over-Subscription Shares") to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund, in its sole discretion, would also be able to issue additional Common Shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over- Subscription Shares. The entitlement to subscribe for un-subscribed Primary Subscription Shares, any Secondary Over-Subscription Shares and any additional Common Shares is available only to those Record Date shareholders who fully exercise all Rights initially issued to them and only on the basis of their Record Date holdings and will be referred to in the remainder of this Prospectus as the "Over-Subscription Privilege". For purposes of determining the maximum number of Common Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Common Shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Common Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege." RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.

         Officers of the Investment Adviser have advised the Fund that the Affiliated Parties, as Record Date Shareholders, have been authorized to purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege to the extent Common Shares become available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually or his affiliated entities, as a Record Date Shareholder, may also purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties and Mr. Gabelli may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding Common Shares if any Record Date Shareholder fails to fully exercise its Rights. Any Common Shares acquired whether by Primary Subscription or the Over-Subscription Privilege by the Affiliated Parties or Mr. Gabelli, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933 (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of Common Shares that does not exceed the greater of 1% of the then outstanding Common Shares or the average weekly reported trading volume of the Common Shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund.

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Common Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

         The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date due to normal settlement procedures. Rights that are sold will not confer any right to acquire any Common Shares in the primary or secondary over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the secondary over-subscription. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "Method of Transferring Rights." The Common Shares will begin trading ex-Rights two Business Days prior to the Record Date.

         Nominees who hold the Fund's Common Shares for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner's instructions.

PURPOSE OF THE OFFER

         The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the right to purchase Shares at a price that may be below market and/or net asset value, generally without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

         The Fund's Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $520,250 ($625,250 in the event the additional Common Shares are issued) net of offering expenses. Three of the Fund's Trustees, including Mario J. Gabelli, who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in the Investment Adviser. See "Management of the Fund" in the SAI. In determining that the Offer was in the best interest of shareholders, the Fund's Board of Trustees was cognizant of this benefit as well as the possible participation of the Affiliated Parties and Mr. Gabelli in the Offer as shareholders on the same basis as other shareholders.

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is organized, and the Trust's Declaration of Trust, the Board of Trustees is authorized to make rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the

1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's Board of Trustee's that such offering would result in a net benefit to existing shareholders.

OVER-SUBSCRIPTION PRIVILEGE

         If all of the Rights initially issued are not exercised, any Primary Subscription Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire additional Common Shares. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Primary Subscription Shares remain after the Primary Subscriptions have been exercised, all over-subscription requests will be honored in full. If sufficient Primary Subscription Shares are not available to honor all subscription requests, the available Common Shares will be allocated among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.

         In addition, the Board of Trustees of the Fund has established a Pricing Committee which is authorized, in the event that the Fund's per share net asset value on the Expiration Date is at or below the Subscription Price, to direct the Fund to issue Secondary Over-Subscription Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund would also be able to issue additional Common Shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over-Subscription Shares to satisfy over-subscription requests in these circumstances. Should the Pricing Committee determine to issue some or all of these Secondary Over-Subscription Shares and any additional Common Shares, they will be allocated only among Record Date Shareholders that submitted over-subscription requests. Secondary Over-Subscription Shares and any additional Common Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Any Secondary Over-Subscription Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription, and any additional Common Shares, will be referred to in this Prospectus as the "Excess Shares." Rights acquired in the secondary market may not participate in the Over-Subscription Privilege.

         The percentage of Excess Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Common Shares; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may be iterative in order to assure that the total number of Excess Shares is distributed in accordance with the method described above.

The formula to be used in allocating the Excess Shares is as follows:

         Record Date Shareholder's Position      X      Excess Shares Remaining
         Total Record Date Position
         Of All Over-Subscribers


         The Fund will not offer or sell any Common Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

         The Subscription Price for the Shares to be issued pursuant to the Rights will be $7.00.

         The Fund announced the Offer on August 19, 2004. The net asset value per Common Share at the close of business on August 18, 2004 (the last date prior to the Fund's announcement of the Offer), was $6.61. The last reported sale price of a Common Share on the NYSE on that date was $9.72, representing a 47.10% premium in relation to the then current net asset value per share and a premium in relation to the Subscription Price.

SALES BY SUBSCRIPTION AGENT

         Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before November 18, 2004. Upon the timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, at a commission of up to $0.02 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through that independent broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services. The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by EquiServe, in its capacity as the Fund's transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE or through an unaffiliated market maker if no market exists on the NYSE.

METHOD OF TRANSFERRING RIGHTS

         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and
(iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights").

EXPIRATION OF THE OFFER

         The Offer will expire at 5:00 p.m., New York time, on November 23, 2004, unless extended by the Fund to a date not later than December 8, 2004, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.

SUBSCRIPTION AGENT

         The Subscription Agent is EquiServe Attn: Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208. The Subscription Agent will receive from the Fund an amount estimated to be $125,000 comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 859208, BRAINTREE, MA 02185-9208 (TELEPHONE (800) 336-6983 OR (781) 575-3100); HOLDERS MAY ALSO
CONSULT THEIR BROKERS OR NOMINEES.

METHOD OF EXERCISE OF RIGHTS

         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to EquiServe at the following address:

If By Mail:                    EquiServe
                               Attn:  Corporate Actions
                               P.O. Box 859208
                               Braintree, MA 02185-9208

If By Hand:                    EquiServe
                               11th Floor
                               17 Battery Park Place
                               New York, NY 10004

If By Overnight Courier:       EquiServe
                               Attn:  Corporate Actions
                               161 Bay State Drive
                               Braintree, MA 02184

PAYMENT FOR SHARES

         Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over- Subscription Privilege may choose between the following methods of payment:

(1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for on the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (fax number (781) 380-3388; telephone number to confirm receipt (781) 843-1833, extension 200).

(2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $7.00 per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Common Shares. The Subscription Agent will not accept cash as a means of payment for Common Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI UTILITY TRUST, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of Common Shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of Common Shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the Common Shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

         Any payment required from a holder of Rights must be received by the Subscription Agent by the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Utility Trust. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Excess Shares, if any, acquired pursuant to the Over-subscription Privilege, (iii) the per share and total purchase price for the Common Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Common Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Utility Trust except that holders of Rights who are residents of Canada may make payment in U.S. dollars by money order or check drawn on a bank located in Canada.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Common Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guaranty of payment.

         Nominees who hold Common Shares for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions. Banks, broker-dealers and trust companies that hold Common Shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

DELIVERY OF STOCK CERTIFICATES

         Certificates representing Common Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Common Shares has been received and cleared. Certificates representing Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Common Shares will remain subject to the same investment option as previously selected by the Plan participant.

FOREIGN RESTRICTIONS

         Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and Canada
(other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

FEDERAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS

         For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the Rights. The holding period for a Common Share acquired upon exercise of a Right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of:

         o    the subscri\tion price per share,

         o any servicing fee charged to you by your broker, bank or trust company, and

         o    the basis, if any, in the Rights that you exercised.

         A gain or loss recognized upon a sale of a Common Share acquired upon the exercise of a Right will be a capital gain or loss assuming the Common Share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the Common Share has been held at the time of sale for more than one year.

         As noted above, your basis in Common Shares issued under the Offer includes your basis in the Rights underlying those Shares. Assuming that, as the Fund expects, the aggregate fair market value of the Rights at the time they are distributed is less than 15% of the aggregate fair market value of the Fund's Common Shares at such time, the basis of the Rights issued to you will be zero unless you elect to allocate your basis of previously owned Common Shares to the Rights issued to you in the Offer. This allocation is based upon the relative fair market value of such Common Shares and the Rights as of the date of distribution of the Rights. Thus, if you make such an election and the Rights are later exercised, the basis in the Common Shares you originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If the Rights expire without exercise, you will realize no loss and you will not be permitted to allocate a portion of your basis in the Common Shares to the unexercised Rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations thereunder and other authorities currently in effect, and does not address state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."

EMPLOYEE PLAN CONSIDERATIONS

         Rights holders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.


                                USE OF PROCEEDS

         The proceeds of the Offering, assuming all Primary Subscription Shares offered hereby are sold, are estimated to be approximately $40,456,829, before deducting expenses payable by the Fund estimated at approximately $475,000. The proceeds of the Offering assuming all Secondary Over-subscription Shares are sold in addition to all Primary Subscription Shares, are estimated to be approximately $52,500,000, before deducting expenses payable by the Fund estimated to be $475,000. The proceeds of the Offering assuming all Secondary Over-Subscription Shares and all additional Common Shares are sold in addition to all Primary Subscription Shares are estimated to be $63,000,000 before deducting expenses payable by the Fund expected to be $475,000. The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund's investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Investment Adviser's investment style or changes in market conditions may cause the investment period to extend as long as six months.


                      INVESTMENT OBJECTIVES AND POLICIES

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999.

         The primary objectives of the Fund are long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). The remaining 20% of its assets may be invested in other securities including stocks, equity securities, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. When the Fund is invested in these instruments for temporary or defensive purposes it may not achieve its investment objective.

         The investment policy of the Fund relating to the type of securities in which 80% of the Fund's total assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.

         Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

         Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

INVESTMENT METHODOLOGY OF THE FUND

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o    the potential for capital appreciation of the securities;

         o    the interest or dividend income generated by the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants;

         o the existence of any anti-dilution protections or guarantees of the security; and

         o    the number of issuers in the Fund's portfolio.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.

TEMPORARY DEFENSIVE INVESTMENTS

         During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.

OPTIONS

         On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board of Trustees, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

FUTURES CONTRACTS AND OPTIONS THEREON

         The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC") and the Fund's fundamental investment restrictions. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

FORWARD CURRENCY EXCHANGE CONTRACTS

         The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

LEVERAGING

         As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred shares (such as the outstanding Series A or Series B Preferred Shares) so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. Such debt or preferred shares may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at more attractive rates.

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

         The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

PORTFOLIO TURNOVER

         The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities and may result in taxable gains being passed to shareholders. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

         The portfolio turnover rates of the Fund for the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 were 28%, 29% and 41%, respectively.

OTHER INVESTMENTS

         The Fund is permitted to invest in securities subject to reorganization, lower rated securities and repurchase agreements and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Fund may make short sales of securities. See "Investment Objectives and Policies" in the SAI for a discussion of these investments and techniques and the risks associated with them.

LONG-TERM OBJECTIVE

         The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to benefit from short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Offering.


                                     RISKS

         There are a number of risks that an investor should consider in evaluating the Fund. You should read this entire Prospectus and the SAI before you decide whether to exercise your Rights. In addition, you should consider the matters set forth below.

DILUTION

         If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and will experience a reduction in the net asset value per share of your shares whether or not you exercise your Rights, if the Subscription Price is below the Fund's net asset value per share on the Expiration Date because:

         o the offered Common Shares are being sold at less than their current net asset value.

         o    you will indirectly bear the expenses of the Offer.

         o the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund's net assets.

         On the other hand, if the Subscription Price is above the Fund's net asset value per share on the Expiration Date (as it was on the date of this Prospectus), you may experience an immediate accretion of the aggregate net asset value per share of your shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your shares whether or not you participate in the Offer because:

         o the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Offer.

         o the number of Common Shares outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund's net assets.

         Furthermore, if you do not participate in the Over-Subscription Privilege, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a $7.00 Subscription Price:

Scenario 1:  (assumes net asset value
per share is above subscription price)(1)
NAV...................................................................   $7.50
Subscription Price....................................................   $7.00
Reduction in NAV($)(2)................................................   $0.14
Reduction in NAV(%)...................................................   1.90%
Scenario 2:  (assumes net asset value
per share is below subscription price)(1)
NAV...................................................................   $6.50
Subscription Price....................................................   $7.00
Increase in NAV($)(2).................................................   $0.11
Increase in NAV(%)....................................................   1.70%

(1) Both examples assume full primary and primary over-subscription privilege exercise. Actual amounts may vary due to rounding.

(2)  Assumes $475,000 in estimated offering expenses.


         If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

INDUSTRY RISKS

         Under normal market conditions, the Fund will invest at least 80% of its total assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the Common Shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.

         Sector Risk. The Fund concentrates its investments in the Utility Industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by traditional utility companies may change in response to interest rate changes. Traditionally, when interest rates have gone up, the value of securities issued by traditional utility companies have gone down. Conversely, when interest rates have gone down, the value of securities issued by utility companies have gone up. There is no guarantee that this relationship will continue.

         Government Regulation. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit rate increases or that such increases will be adequate to permit the payment of dividends on common stocks by companies subject to such regulatory provisions. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief.

         Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

         Deregulation. Changing regulation constitutes one of the industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies - regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

         Financing. Currently, companies in the Utility Industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utility Industry have also encountered such financing difficulties during inflationary periods.

         Equipment and Supplies. Traditional utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

         Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

         Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

RISKS TO HOLDERS OF COMMON SHARES OF LEVERAGING AND ISSUANCE OF SENIOR
SECURITIES

         The Fund utilizes leverage through the issuance of preferred shares, currently the Series A Preferred and Series B Preferred Shares. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks generally make the Fund's total return to common shareholders more volatile. In addition, the Fund might be required to sell investments in order to meet dividend or interest payments on the debt or preferred shares when it may be disadvantageous to do so.

         As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, are at least 300% of the amount of the debt outstanding and are at least 200% of the sum of the amount of the preferred shares and debt outstanding. Such debt or preferred shares may be convertible in accordance with SEC guidelines which may permit the registrant to obtain leverage at more attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement under the 1940 Act to pay in full dividends on preferred shares or interest on debt before any dividends may be paid on the Common Shares means that dividends on the Common Shares from earnings may be reduced or eliminated. Although an inability to pay dividends on the Common Shares could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the Common Shares, the risk to Common Shares may be avoided through the use of mandatory redemption of the Fund's preferred shares designed to ensure that the Fund maintains the necessary asset coverage.

NON-DIVERSIFIED STATUS

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for U.S. federal income tax if all of its earnings are distributed to shareholders. See "Taxation --Taxation of the Fund." Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities.

MARKET VALUE AND NET ASSET VALUE

         Shares of closed-end investment companies often trade at a discount from net asset value, although for most of the Fund's life its shares have traded at a premium over net asset value per share. The possibility that shares of a closed-end fund will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Fund's net asset value will decrease. The risk of holding shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Common Shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

TRADING PREMIUM

         Historically, the Fund's Common Shares have traded at a premium to their net asset value. As of October 15, 2004, this premium was 47.42%. There is no guarantee that this premium is sustainable either during the term of this Offer or over the long term. The issuance of additional Common Shares pursuant to the Offer and the Over-Subscription Privilege may reduce or eliminate any premium that common shareholders may have otherwise received for their Common Shares.

LOWER RATED SECURITIES

         The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities rated lower than "BBB" by S&P or "Baa" by Moody's are often referred to in the financial press as "junk bonds."

FOREIGN SECURITIES

         There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o the creditworthiness of counterparties. For a further description, see "Risks--Futures Transactions" and
              "Risks--Forward Currency Exchange Contracts."

FUTURES TRANSACTIONS

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY EXCHANGE CONTRACTS

         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

DEPENDENCE ON KEY PERSONNEL

         The Investment Adviser is dependent upon the expertise of Mr. Mario
J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                            MANAGEMENT OF THE FUND

         The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser. Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets (which for this purpose includes the liquidation preference of the Fund's preferred shares), which is higher than that paid by most mutual funds. However, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series A Preferred Shares and/or Series B Preferred Shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred Shares, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred Shares, the net cost of capital to the Fund with respect to the Series B Preferred Shares for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B Preferred Shares and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B Preferred Shares dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred Shares and Series B Preferred Shares, respectively, for so long as any shares of such series remain outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month.

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2004, the Investment Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of approximately $12.1 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $28.2 billion as of June 30, 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.6 billion under management as of June 30, 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.0 billion under management as of June 30, 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of approximately $438 million under management as of June 30, 2004.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

         Canadian shareholders should note, to the extent applicable, that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident outside Canada and all of its assets are situated outside Canada.

REGULATORY MATTERS

         The Securities and Exchange Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the Securities and Exchange Commission and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Investment Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, which had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and which had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser's review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the Securities and Exchange Commission or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Investment Advisory Agreement.

PORTFOLIO MANAGER

         Mario J. Gabelli is the leader of a team which is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company.

NON-RESIDENT TRUSTEE

         Karl Otto Pohl, a trustee of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

SUB-ADMINISTRATOR

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub- Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub- Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, ..0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                          DIVIDENDS AND DISTRIBUTIONS

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying distributions on its Common Shares of $0.06 per share per month. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and realized capital gains. In the event that the Fund's investment company taxable income and realized capital gains exceed the total of the Fund's monthly distributions, the Fund intends to pay such excess once a year. If, for any calendar year, the total monthly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the shares, thereby increasing such shareholder's potential gain or reducing the potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per Common Share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make monthly distributions to holders of its Common Shares. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares' terms.

                                   TAXATION

TAXATION OF THE FUND

         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF THE SHAREHOLDERS

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Such dividends (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent the Fund's income consist of qualifying dividend income from U.S. corporations, and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for a reduced rate to individuals (maximum 15% decreasing to 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. The recently enacted Working Families Tax Relief Act of 2004 (the "2004 Tax Act") clarifies that a shareholder of the Fund may include as part of qualifying dividend income any dividends designated by the Fund as qualifying dividend income. In order for the Fund to designate 100% of the amount as qualified dividend income, the Fund's qualified dividend income must be at least 95 percent of its gross income, and the aggregate amount designated as qualified dividends may not exceed the aggregate dividends received during the year by the Fund. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in certain lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income dividends or capital gain dividends and other distributions.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains will currently be taxed at the rate applicable to ordinary income (maximum 35%) while long-term capital gains generally will be taxed at the rate applicable to long-term capital gain (maximum 15% decreasing to 5% for taxpayers in the lower brackets).

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         Proposed legislation (the "American Jobs Creation Act of 2004" or the "The Act"), which has been passed by the United States House of Representatives and the United States Senate and is expected to be enacted into law, would generally provide that certain dividends designated by the Fund as "interest-related dividends" or "short-term capital gain dividends" that are received by a foreign person that is a shareholder in the Fund would be exempt from U.S. gross-basis tax. Interest-related dividends are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the gross-basis tax) earned by the Fund that would not be subject to U.S. tax if earned by a foreign person directly. Several exceptions to this general exemption rule would apply. Moreover, the Act provides that the aggregate amount designated as interest-related dividends for the Fund's taxable year generally would be limited to the "qualified net interest income" of the Fund for the taxable year. The qualified net interest income of the Fund equals the excess of: (1) the amount of qualified interest income of the Fund; over (2) the amount of expenses of the Fund properly allocable to such interest income. In general, short-term capital gain dividends are those that are derived from the Fund's net short-term capital gains over net long-term capital losses. The Act provides that these provisions will apply to dividends with respect to taxable years beginning after December 31, 2004 and before January 1, 2008.

         The Fund is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


                                CAPITALIZATION

COMMON SHARES

         The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized issuance of an unlimited number of shares of two classes, the Common Shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, the Common Shares will be fully paid and non-assessable. Common Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

PREFERRED SHARES

         The Fund has outstanding 1,184,200 Series A Preferred Shares and 1,000 Series B Preferred Shares. The Board of Trustees reserves the right to issue additional preferred shares, including Series A Preferred Shares or Series B Preferred Shares, from time to time, subject to the restrictions in the Fund's governing documents and the 1940 Act.

         The Series A Preferred Shares have a liquidation preference of $25 per share and the Series B Preferred Shares have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series A Preferred Shares or Series B Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the Series A Preferred Shares and Series B Preferred Shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. The Series A Preferred Shares and the Series B Preferred Shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series A Preferred Shares and Series B Preferred Shares each carry one vote per share on all matters on which such shares are entitled to vote. The Series A Preferred Shares and the Series B Preferred Shares are fully paid and nonassessable and have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred Shares and/or Series B Preferred Shares.
         The following table shows the number of shares of (i) capital shares authorized, (ii) capital shares unissued and (iii) capital shares outstanding for each class of authorized securities of the Fund as of September 30, 2004.


                                                                 Amount Held by
                                                                Fund or for its        Amount
                 Title of Class           Amount Authorized       Own Account        Outstanding


Common Shares............................     unlimited               none           23,118,185
Preferred Shares.........................     unlimited               none
       Series A Preferred Shares.........                                             1,184,200
       Series B Preferred Shares.........                                                 1,000


         The Common Shares are listed and traded on the NYSE under the symbol "GUT." The average weekly trading volume of the Common Shares on the NYSE for the 12 months ended December 31, 2003 was 283,478 shares. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Common Shares and the net asset value on such day and the premium to or discount from net asset value at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.

                                                                                    PREMIUM OR (DISCOUNT)
                            MARKET PRICE (1)             NET ASSET VALUE (2)            AS % OF NAV
                         -----------------------       ----------------------     ------------------------
QUARTER ENDED              HIGH            LOW           HIGH           LOW          HIGH           LOW
---------------------    --------        -------       --------       -------     ---------       --------

3/31/02                   10.15            9.20           7.38          7.24         37.53%        27.07%
6/30/02                   10.14            8.15           7.40          6.97         37.03         16.93
9/30/02                    9.22            7.90           6.52          6.07         41.41         30.15
12/31/02                   9.00            7.27           6.25          5.56         44.00         30.76
3/31/03                    9.30            8.52           6.36          5.71         46.23         49.21
6/30/03                    9.95            8.73           6.67          5.90         49.18         47.97
9/30/03                   10.04            7.80           6.48          6.52         54.94         19.63
12/31/03                   9.60            7.94           6.83          6.70         40.55         18.51
3/31/04                    9.85            9.31           6.84          6.87         44.01         35.52
6/30/04                    9.75            8.33           6.93          6.36         40.69         30.98


------------------------

(1)   As reported on the NYSE

(2) Based on the Fund's computations and is the net asset value per share for the business day of the respective highs and lows of the market prices.



EFFECTS OF LEVERAGE

The only obligation that the Fund has to the holders of the preferred shares is to pay the applicable dividend rate. Any return earned in excess of the stated dividend rate would directly benefit common shareholders; however, any shortfall from the stated rate would negatively affect the Fund's common shareholders. The following table is designed to assist you in understanding the effects of the existing leverage on your shares of the Fund's common shares. The table assumes that 1,184,200 shares of Series A Preferred Shares are issued and outstanding and 1,000 shares of Series B Preferred Shares are issued and outstanding and that the blended dividend rate for the Fund's preferred shares is 3.92%. Assuming that dividends are paid on the leverage at a blended annual average rate of 3.92%, the income generated by the Fund's entire portfolio (net of estimated expenses) would have to exceed 1.02% in order to cover the dividend payments related to the leverage.

         The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.



Assumed return on portfolio (net of expenses).........  -10.00%    -5.00%     0.00%      5.00%      10.00%
Corresponding return to common shareholder............  -14.87%    -8.12%     -1.37%     5.38%      12.13%


         The following factors associated with leveraging could increase the investment risk and volatility of the price of the Common Shares:

         o leveraging exaggerates any increase or decrease in the net asset value of the Common Shares;

         o the dividend requirements on the Fund's preferred shares may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;

         o a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred shares);

         o a decline in net asset value could affect the ability of the Fund to make Common Share dividend payments;

         o a failure to pay dividends or make distributions on its Common Shares could result in the Fund's ceasing to qualify as a regulated investment company under the Code; and

         o if the asset coverage for the Fund's preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.

         Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain "asset coverage." The asset coverage with respect to a senior security representing indebtedness means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness. The asset coverage with respect to a senior security representing stock means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness plus the aggregate liquidation preference of the Fund's outstanding preferred shares.

         If, as is the case with the Fund, a registered investment company's senior securities are equity securities, such securities must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company's senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common shares except a dividend payable in Common Shares issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or "cover" transactions in order to avoid the creation of a class of senior security.

         Any rating received by the Fund on its preferred shares, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its senior securities. However, the "AAA" rating on the Fund's Series A and Series B Preferred Shares does not eliminate or mitigate the risks associated with investing in the Fund's common shares. In addition, should a rating on the Fund's preferred shares be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Fund's preferred shares and the Fund may also be required to redeem all or part of its outstanding preferred shares. If the Fund were required to redeem its preferred shares (in whole or part) as a result of the change in or withdrawal of the rating, the common shares of the Fund would lose the benefits associated with a leveraged capital structure.

VOTING RIGHTS

         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of the Series A Preferred Shares and Series B Preferred Shares and any other outstanding preferred shares of the Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of the Common Shares as a single class.

         In connection with the election of the Fund's trustees, holders of the Fund's Series A Preferred Shares, Series B Preferred Shares and any other outstanding preferred shares, voting as a single class, will be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and holders of shares of preferred shares voting together as a single class. In addition, if (i) at any time dividends on the outstanding Series A Preferred Shares, Series B Preferred Shares and/or any other preferred shares are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act or the Statements of Preferences creating such shares, then the number or composition of trustees constituting the Board of Trustees will be adjusted such that, when added to the two trustees elected exclusively by the holders of the Series A Preferred Shares, Series B Preferred Shares and other series of preferred shares as described above, would then constitute a simple majority of the Board of Trustees as so adjusted. Such additional trustees will be elected by the holders of the Series A Preferred Shares, Series B Preferred Shares and the other series of preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. Such additional trustees will be elected at a special meeting of preferred shareholders that will be called and held as soon as practicable.

         If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred shares for all past dividend periods, the additional voting rights of the preferred shareholders as described above will cease, and the terms of office of all of the additional trustees elected by the preferred shareholders (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the preferred shareholders have the right to elect as a separate class in any event) will terminate automatically.

         So long as shares of the Fund's preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of preferred shares outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of its Declaration of Trust, as amended and supplemented (including the Statement of Preferences thereto) (the "Charter"), whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights of the preferred stockholders expressly set forth in the Charter. To the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of at least a majority of votes entitled to be cast by holders of the preferred shares of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred shares, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

         The class vote of holders of the preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Shares and preferred shares, voting together as a single class, necessary to authorize the action in question. The foregoing voting provisions, however, will not apply to any preferred shares that have been (i) redeemed or (ii) called for redemption, and for which sufficient deposit assets have been deposited to the dividend-disbursing agent to effect such redemption at or prior to the time when the act with respect to which such vote otherwise would be required will occur.

        ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

         The Fund presently has provisions in its Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements also apply to mergers into or a sale of all or substantially all of the Fund's assets and conversion of the Fund into an open-end fund (or other closed-end fund commonly known as an "interval fund"). These special voting requirements are 75% of the outstanding voting shares (together with a separate vote by the holders of any preferred shares outstanding). In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other corporation;

         o issuance of any securities of the Fund to any person or entity for cash;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         o the purchase of the Fund's Common Shares by the Fund from any other person or entity;

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

         Mellon Trust of New England, N.A. (the "Custodian"), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.

         Equiserve Trust Company, N.A. located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the Offering.

                                    EXPERTS

         The financial statements of the Fund as of December 31, 2003 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

                              FURTHER INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration

Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby.Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

                               TABLE OF CONTENTS

                                      OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

INVESTMENT OBJECTIVES AND POLICIES...........................................S-1
INVESTMENT RESTRICTIONS......................................................S-8
MANAGEMENT OF THE FUND......................................................S-10
PORTFOLIO TRANSACTIONS......................................................S-15
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN............S-17
TAXATION....................................................................S-18
NET ASSET VALUE.............................................................S-22
GENERAL INFORMATION.........................................................S-22
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................S-22
BENEFICIAL OWNERS...........................................................S-22
FINANCIAL STATEMENTS........................................................S-22
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                       _________________________________
                       _________________________________


                          THE GABELLI UTILITY TRUST
                23,118,185 RIGHTS FOR 5,779,547 COMMON SHARES




                                   [LOGO]




                                  PROSPECTUS

                               October 20, 2004

                       _________________________________
                       _________________________________

                      STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Utility Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 80% of its total assets in common stock and debt and equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for
(i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated October 20, 2004 (the "Prospectus"). This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 800-GABELLI (800-422-3554) or (914) 921-5070. This SAI
incorporates by reference the entire Prospectus.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "Commission") upon payment of the fee prescribed, or inspected at the Commission's office or via its website (www.sec.gov) at no charge.

This Statement of Additional Information is dated October 20, 2004.

                               TABLE OF CONTENTS

                                      OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

INVESTMENT OBJECTIVES AND POLICIES..........................................S-1
INVESTMENT RESTRICTIONS.....................................................S-8
MANAGEMENT OF THE FUND.....................................................S-10
PORTFOLIO TRANSACTIONS.....................................................S-15
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN...........S-17
TAXATION...................................................................S-18
NET ASSET VALUE............................................................S-22
GENERAL INFORMATION........................................................S-22
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................S-22
BENEFICIAL OWNERS..........................................................S-22
FINANCIAL STATEMENTS.......................................................S-22
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-1



                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

         The Fund's primary investment objectives are long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. See "Investment Objectives and Policies" in the Prospectus.

Investment Practices

         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Investments. Although under normal market conditions at least 80% of the Fund's total assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of unaffiliated money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to Gabelli Funds, LLC (the "Adviser"), with respect to assets so invested. See "Management of the Fund-Investment Advisory and Administration Arrangements."

         Lower-Rated Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than "BBB" by S&P or "Baa" by Moody's are often referred to in the financial press as "junk bonds."

         Generally, such lower-rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, such lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which such lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates have recently been at the lowest levels in many years and, therefore, it is likely that they will rise in the future.

         The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

         In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for certain lower-rated and comparable unrated securities several years ago experienced a major economic recession. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder. Other than options on futures contracts discussed below, the Fund may invest in options to the extent permitted by the rules of the Commodity Futures Trading Commission and applicable law.

         A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on individual securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The staff of the SEC considers over-the-counter options such as options on indices illiquid securities.

         Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian, Mellon Trust of New England, N.A. ("Mellon"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

                            INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred Shares and/or Series B Preferred Shares), voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. Government Securities.

(2) purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(3) make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Fund. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

(4) borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

(5) issue senior securities, except to the extent permitted by applicable law.

(6) underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933, (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                            MANAGEMENT OF THE FUND

Trustees and Officers

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.


Trustees

                                                                         Number of Portfolios
    Name (And Age),        Term of Office and                               in Fund Complex
 Position with the Fund      Length of Time       Principal Occupation        Overseen by        Other Directorships
and Business Address(1)        Served (2)        During Past Five Years       Trustee(3)           Held by Trustee
-----------------------   -------------------    ----------------------  ---------------------  ---------------------


INTERESTED
TRUSTEES:

+Mario J. Gabelli (62)    Since 1999***          Chairman of the                  24            Chairman and CEO of
Trustee and Chief                                Board, Chief                                   Morgan Group
Investment Officer                               Executive Officer of                           Holdings, Inc.
                                                 Gabelli Asset                                  (transportation
                                                 Management Inc. and                            services); and Vice
                                                 Chief Investment                               Chairman of Lynch
                                                 Officer of the                                 Interactive
                                                 Investment Adviser                             Corporation
                                                 and GAMCO Investors,                           (multimedia).
                                                 Inc.

+John D. Gabelli (60)     Since 1999**           Senior Vice President            10                   --
Trustee                                          of Gabelli & Company,
                                                 Inc. and Director of
                                                 Gabelli Advisers, Inc.

+Karl Otto Pohl (74)      Since 1999**           Member of the                    34            Director of Gabelli
Trustee                                          Shareholder Committee                          Asset Management
                                                 of Sal Oppenheim Jr.                           Inc.; Chairman,
                                                 & Cie, Zurich                                  Incentive Capital
                                                 (private investment                            and Incentive Asset
                                                 bank); Former                                  Management (Zurich);
                                                 President of the                               Director of Sal
                                                 Deutsche Bundesbank                            Oppenheim Jr. & Cie,
                                                 and Chairman of its                            Zurich
                                                 Central Bank Council
                                                 from 1980 through
                                                 1991.

DISINTERESTED
TRUSTEES:

Dr. Thomas E. Bratter     Since 1999***          Director, President               3                   --
(65)                                             and Founder, The John
                                                 Dewey Academy (residential
                                                 college preparatory
                                                 therapeutic high school).

Anthony J. Colavita       Since 1999*            President and                    35                   --
(68) Trustee                                     Attorney-at-law in
                                                 the law firm of
                                                 Anthony J. Colavita,
                                                 P.C. since 1961.

James P. Conn (66)        Since 1999**           Former Managing                  12            Director of LaQuinta
Trustee                                          Director and Chief                             Corp. (hotels) and
                                                 Investment Officer of                          The First Republic
                                                 Financial Security                             Bank
                                                 Assurance Holdings
                                                 Ltd., 1992-1998.



Vincent D. Enright        Since 1999***          Former Senior Vice               13             Director of Aphton
(60) Trustee                                     President and Chief                             Corporation
                                                 Financial Officer of
                                                 KeySpan Energy
                                                 Corporation through
                                                 1998.

Frank J. Fahrenkopf,      Since 1999*            President and CEO of              4             Director of The
Jr. (65) Trustee                                 the American Gaming                             First Republic Bank
                                                 Association since June 1995;
                                                 Partner in the law firm of
                                                 Hogan & Hartson; Chairman of
                                                 International Trade Practice
                                                 Group; Co-Chairman of the
                                                 Commission on Presidential
                                                 Debates; Former Chairman of
                                                 the Republican National
                                                 Committee.

Robert J. Morrissey       Since 1999*            Partner in the law               10                   --
(65) Trustee                                     firm of Morrissey,
                                                 Hawkins & Lynch.

Anthony R. Pustorino      Since 1999**           Certified Public                 17             Director of Lynch
(79) Trustee                                     Accountant; Professor                           Corporation
                                                 Emeritus, Pace                                  (diversified
                                                 University.                                      manufacturing)

Salvatore J. Zizza (58)   Since 1999*            Chairman of Hallmark             24             Director of Hollis Eden
Trustee                                          Electrical Supplies                             Pharmaceuticals;
                                                 Corp.                                           Director of Earl
                                                                                                 Scheib Inc.
                                                                                                 (automotive services)


Officers

Name (And Age), Position with the Fund            Term of Office and                  Principal Occupation During
        and Business Address(1)                  Length of Time Served                      Past Five Years
--------------------------------------         ------------------------         ---------------------------------------

Bruce N. Alpert (52)                                  Since 2003                Executive Vice President and Chief
President                                                                       Operating Officer of the Adviser
                                                                                since June 1988; Director and
                                                                                President of Gabelli Advisers, Inc.;
                                                                                Officer of all other registered
                                                                                investment companies in the Gabelli
                                                                                fund complex

David I. Schachter (51)                               Since 1999                Vice President of the Fund since
Vice President                                                                  1999; Research Analyst of Gabelli &
                                                                                Company Inc. from October 1998 to
                                                                                July 1999; Prior to October, 1998,
                                                                                Vice President of Thomas J. Herzfeld
                                                                                Advisers, Inc., a registered
                                                                                investment adviser and noted
                                                                                closed-end fund authority.

James E. McKee (41)                                   Since 1999                Vice President, General Counsel and
Secretary                                                                       Secretary of Gabelli Asset
                                                                                Management, Inc. (since 1999) and
                                                                                GAMCO Investors, Inc. (since 1993);
                                                                                Secretary of all other registered
                                                                                investment companies in the Gabelli
                                                                                fund complex.

------------------------------------------------------------------------------------------------------------------------------------

+ "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. Pohl is a director of the parent company of the Adviser. Mr. Mario Gabelli and Mr. John Gabelli are brothers.

(1) Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

         *-- Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         **-- Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         ***-- Term expires at the Fund's 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

(3)      As of October 20, 2004.

         The Board of Trustees of the Fund is divided into three classes, with each class having a term of three years. The terms of Messrs. Colavita, Fahrenkopf, Morrissey and Zizza as trustees of the Fund expire in 2005; the terms of Messrs. Conn, John Gabelli, Pohl and Pustorino as trustees of the Fund expire in 2006; and the terms of Messrs. Bratter, Enright and Mario Gabelli as trustees of the Fund expire in 2007.


                                                                                Aggregate Dollar Range of Equity
                                                                                  Securities in all Registered
                                                                                Investment Companies Overseen by
                                             Dollar Range of Equity             Trustees in Family of Investment
Name of Trustee                              Securities in the Fund                         Companies
-------------------------------------       ---------------------------         ---------------------------------

Interested Trustees
-------------------


Mario J. Gabelli                                     Over $100,000                          Over $100,000
John D. Gabelli                                          None                               Over $100,000
Karl Otto Pohl                                           None                                   None

Disinterested Trustees

Dr. Thomas E. Bratter                                    None                               Over $100,000
Anthony J. Colavita                                 $10,001-$50,000                         Over $100,000
James P. Conn                                      $10,001 - $50,000                        Over $100,000
Vincent D. Enright                                       None                               Over $100,000
Frank J. Fahrenkopf, Jr.                                 None                               $1 - $10,000
Robert J. Morrissey                                      None                            $50,001 - $100,000
Anthony R. Pustonino                               $10,001 - $50,000                        Over $100,000
Salvatore J. Zizza                                   Over $100,000                          Over $100,000


All shares were valued as of December 31, 2003.



         The Trustees serving on the Fund's Nominating Committee are Messrs. Zizza (Chairman), Enright and Colavita. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2003. The Fund does not have a standing compensation committee.

         Messrs. Pustorino (Chairman), Colavita and Enright serve on the Fund's Audit Committee and these Trustees are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee generally is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and, as appropriate, internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. During the year ended December 31, 2003, the Audit Committee met twice.

         As of September 30, 2004, the trustees and officers of the Fund as a group beneficially owned approximately 2.16% of the outstanding shares of the Fund's Common Shares.

Remuneration of Trustees and Officers

         The Fund pays each trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows certain compensation information for the trustees and officers of the Fund for the fiscal year ended December 31, 2003. Mr. Schachter is employed by the Fund and his compensation is evaluated and approved by the trustees. Other officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.


----------------------------------------------------------------------------------------------------------
                     COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
----------------------------------------------------------------------------------------------------------
                                                                                    TOTAL COMPENSATION
                                                         AGGREGATE                 FROM THE FUND AND
                 NAME OF PERSON                      COMPENSATION FROM            FUND COMPLEX PAID TO
                  AND POSITION                           THE FUND                   TRUSTEES/OFFICERS*
-------------------------------------------- ------------------------------- -----------------------------


MARIO J. GABELLI Chairman of the Board                      $0                          $0 (24)
-------------------------------------------- ------------------------------- -----------------------------
DR. THOMAS E. BRATTER Trustee                               $5,000                      $31,000 (3)
-------------------------------------------- ------------------------------- -----------------------------
ANTHONY J. COLAVITA Trustee                                 $6,500                      $160,543 (35)
-------------------------------------------- ------------------------------- -----------------------------
JAMES P. CONN Trustee                                       $7,500                      $58,451 (12)
-------------------------------------------- ------------------------------- -----------------------------
VINCENT D. ENRIGHT Trustee                                  $6,500                      $61,592 (12)
-------------------------------------------- ------------------------------- -----------------------------
FRANK J. FAHRENKOPF, JR. Trustee                            $5,500                      $34,951 (4)
-------------------------------------------- ------------------------------- -----------------------------
JOHN D. GABELLI Trustee                                     $0                          $0 (10)
-------------------------------------------- ------------------------------- -----------------------------
ROBERT J. MORRISSEY Trustee                                 $5,000                      $48,342 (10)
-------------------------------------------- ------------------------------- -----------------------------
KARL OTTO POHL Trustee                                      $0                          $0 (33)
-------------------------------------------- ------------------------------- -----------------------------
ANTHONY R. PUSTORINO Trustee                                $6,500                      $136,000 (17)
-------------------------------------------- ------------------------------- -----------------------------
SALVATORE J. ZIZZA Trustee                                  $7,500                      $82,043 (23)
-------------------------------------------- ------------------------------- -----------------------------

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.


For his services as Vice President of the Fund, Mr. Schachter received compensation in 2003 of $120,000.


Limitation of Officers' and Trustees' Liability

         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2004, the Adviser acted as registered investment adviser to 27 management investment companies with aggregate net assets of approximately $12.1 billion. The Adviser, together with other affiliated investment advisers set forth below, had assets under management totaling approximately $28.2 billion, as of June 30, 2004. GAMCO Investors, Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $13.6 billion under management as of June 30, 2004.
Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.0 billion under management as of June 30, 2004. Gabelli
Advisers, Inc., an affiliate of the Adviser, acts as investment manager to the Gabelli Westwood Funds, having aggregate assets of approximately $438 million under management as of June 30, 2004.

         The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense.

         The Advisory Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto on February 25, 2004. At that meeting, the Board of Trustees reviewed the written and oral presentations provided by the Adviser in connection with the Trustees' consideration of the Advisory Agreement. The Trustees also reviewed their responsibilities under applicable law. The Trustees considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and compared the information on these matters to similar information for unrelated funds of a comparable size and investment program. The Board also reviewed the profitability of the Advisory Agreement and other sources of revenue received from the Fund to the Investment Adviser, the Fund's absolute and comparative investment performance and the nature and quality of the services provided to the Fund by the Investment Adviser and its affiliates. The independent Trustees met separately to discuss this information. Based on their consideration of all of the above factors, the independent Trustees recommended to the full Board, and each of the Trustees present at the meeting determined, that renewal of the Advisory Agreement was in the best interest of the Fund and their respective shareholders. In the course of arriving at such determination, the independent Trustees noted in particular the comparative investment performance of the Fund, the experience of the Fund's portfolio manager and the level of services provided by the Investment Adviser.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund (which for this purpose includes the liquidation preference of the Fund's outstanding preferred shares). The Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the Common Shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding. This waiver will apply separately to the portion of the Fund's assets attributable to the Series A Preferred Shares and Series B Preferred Shares, respectively, for so long as any shares of such series remain outstanding.

         For each of the years ended December 31, 2001, December 31, 2002, and December 31, 2003, the Adviser was paid $855,435, $878,549, and $1,325,309, respectively, for advisory and administrative services rendered to the Fund.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

Proxy Voting Procedures

         The Fund has adopted the proxy voting procedures of the Adviser and has directed the Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures are set forth below as Appendix B to this SAI.

         Information on how proxies relating to the Fund's voting securities were voted by the Adviser during the most recent 12 month period ended June 30th is available, upon request, by calling (800) 422-3554 or on the website of the Commission at http://www.sec.gov.

Code of Ethics

         The Fund and the Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.

                            PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003, the Fund paid a total of $81,313, $140,917 and $187,468 respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $70,203, $123,636 and $150,478 respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2003 represented approximately 80% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 77% of the aggregate dollar amount of transactions by the Fund for such period. The brokerage commissions in 2003 reflect, in part, the Fund's investment of proceeds from its preferred share offering, completed in July 2003, and its rights offering, completed in September, 2003. The variance between the percentage of brokerage commissions received by Gabelli & Company, Inc. and the percentage of transactions executed by Gabelli & Company, Inc. reflects the Fund's practice of generally directing bulk trades to unaffiliated broker-dealers.

Repurchase of Shares

         The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

Portfolio Turnover

        The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2003 and 2002 were 28% and 29%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of long-term portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and, indirectly, by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.

        AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

         Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund ( the "Plan"), a shareholder whose Common Shares are registered in his own name, including all Shares issued pursuant to the Rights Offering and all shares held by a shareholder participating in the Rights Offering, will have all distributions reinvested automatically by Equiserve Trust Company, N.A. ("Equiserve"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiserve as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, or acquired by the Plan agent in the open market, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Equiserve will buy the Fund's Common Shares for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that Equiserve will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of (i) net asset value or (ii) 95% of the market price of the Common Shares if, following the commencement of such purchases, the market value of its Common Shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to Equiserve, twice per month for the Fund, for investment in the shares. Such payments may be made in any amount from $250 to $10,000. Equiserve will use all funds received from participants to purchase shares of the Fund in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary payments to Equiserve in a manner that ensures that Equiserve will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary payment by written notice, if the notice is received by Equiserve at least 48 hours before such payment is to be invested. Equiserve maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by Equiserve in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to Equiserve so that the shares represented by such certificates will be held by Equiserve in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, Equiserve will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash.

         Equiserve's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to Equiserve's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

         With respect to purchases from voluntary payments, Equiserve will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Equiserve will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Equiserve on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Equiserve at P.O. Box 859208, Braintree, MA 02185-9208.

                                   TAXATION

         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its Shareholders (including Shareholders who own large positions in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its shareholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its shareholders.

         Qualification as a RIC requires, among other things, that the Fund:
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or related trades or businesses. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation with no deduction for dividends paid. In addition, distributions would be taxed to its shareholders as ordinary income.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on the Common Shares and the Preferred Shares during a taxable year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless an election is made to use the Fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. An election may be available to the Fund to mitigate the effect of this provision but the election generally accelerates the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Statements of Preferences, the Fund may, and in certain circumstances will, be required to partially redeem Preferred Shares in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund historically has invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

         Distributions of ordinary income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Such dividends (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, net investment income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both net investment income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Backup Withholding

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares of the Fund.

                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked prices on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments that mature in more than 60 days are valued at the latest average of the bid and asked prices or if there were no asked prices on such day at the closing bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. Short-term investments that are not credit-impaired that mature in 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments. Futures contracts are valued at the official closing settlement price of the exchange or board of trade on which the applicable contract is traded.

         Trading takes place in various foreign markets on days which are not days on which the New York Stock Exchange is open and therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per common share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities and preferred shares, including accrued expenses, by the total number of Common Shares outstanding at such time.

                              GENERAL INFORMATION

           COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the rights offering.

         PricewaterhouseCoopers LLP, independent registered public accounting firm, 300 Madison Avenue, New York, New York 10017, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.

                               BENEFICIAL OWNERS

         As of September 30, 2004, there are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Shares because they possessed or shared voting or investment power with respect to the Fund's Common Shares.

                             FINANCIAL STATEMENTS

         The unaudited financial statements included in the Semi-Annual Report to the Fund's Shareholders for the fiscal period ended June 30, 2004 are incorporated by reference from the Fund's Semi-Annual Report to

Shareholders. The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2003, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders and Semi-Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800)-GABELLI (422- 3554). The Fund files its complete schedule of portfolio holdings for the first and third quarters of their respective fiscal years with the Commission on Form N-Q. The Fund's Form N-Q is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C.. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                                                     APPENDIX A

                            CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
-------------------------------

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES
----------------------------------

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Speculative Grade
-----------------

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

         "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                       _________________________________

                                                                     APPENDIX B



                  GABELLI ASSET MANAGEMENT INC. and AFFILIATES
             ------------------------------------------------------

                  The Voting of Proxies on Behalf of Clients
             ------------------------------------------------------


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

              Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC Ivan Arteaga, Research Analyst
              Caesar M. P. Bryan, Portfolio Manager
              Stephen DeTore, Deputy General Counsel
              Joshua Fenton, Director of Research
              Douglas R. Jamieson, Chief Operating Officer of GAMCO
              James E. McKee, General Counsel
              Karyn M. Nappi, Director of Proxy Voting Services
              William S. Selby, Managing Director of GAMCO
              Howard F. Ward, Portfolio Manager
              Peter D. Zaglio, Senior Vice President

         Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

          If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. Voting Procedures

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
      Security Name and Cusip Number
      Date and Type of Meeting (Annual, Special, Contest)
      Client Name
      Adviser or Fund Account
      Number Directors' Recommendation
      How GAMCO voted for the client on each issue
      The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:
      Security name
      Type of Meeting (Annual, Special, Contest)
      Date of Meeting
      Name of Custodian

      Name of Client
      Custodian Account Number
      Adviser or Fund Account Number
      Directors' recommendation
      How the Adviser voted for the client on each issue
      Date the proxy statement was received and by whom Name of person posting the vote Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

      A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"Representative of [Adviser name] with full power of substitution."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).



                            ------------------------
                            PROXY VOTING GUIDELINES
                            ------------------------
                            GENERAL POLICY STATEMENT


It is the policy of Gabelli Asset Management Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders This may include such areas as:
          -Paying greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board

o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
     -Stock split
     -Stock option or other executive compensation plan -Finance growth of company/strengthen balance sheet
     -Aid in restructuring
     -Improve credit rating
     -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.


CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we


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will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o Dilution of voting power or earnings per share by more than 10% o Kind of stock to be awarded, to whom, when and how much o Method of payment o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.



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